                                                                                                                                    Sub-Item 77Q1(a)

The Dreyfus/Laurel Tax-Free Municipal Funds

The Registrant's Amended and Restated By-Laws are herein incorporated by reference to Post Effective Amendment No. 65 (the “Amendment”) to the Registrant's Registration Statement on Form N-1A. The Amendment was filed with the Securities and Exchange Commission on October 26, 2011, and became effective November 1, 2011.